Exhibit 99.1

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved A Leading Immunotherapy and Non - Opioid Pain Management Company August 2019 SRNE (NASDAQ)

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 2 Forward - Looking Statements and Non - GAAP Financial Information Certain statements contained in this presentation or in other documents of Sorrento Therapeutics, Inc . (the “Company” or “Sorrento”) and of any of its affiliates, along with certain statements that may be made by management of the Company orally in presenting this material, may be considered “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 . These statements can be identified by the fact that they do not relate strictly to historic or current facts . They use words such as "estimate," "expect," "intend," "believe," "plan," "anticipate," “projected” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition . Sorrento cautions that these statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties . Statements regarding future action, future performance and/or future results including, without limitation, those relating to the timing for completion, and results of, scheduled or additional clinical trials and the FDA’s or other regulatory review and/or approval and commercial launch and sales results (if any) of the Company’s formulations and products and regulatory filings related to the same, and receipt by the Company of milestone and royalty payments may differ from those set forth in the forward - looking statements . Peak sales and market size estimates have been determined on the basis of market research and comparable product analysis, but no assurances can be given that such sales levels will be achieved, if at all, or that such market size estimates will prove accurate . The Company assumes no obligation to update forward - looking statements as circumstances change . Investors are advised to consult further disclosures that the Company makes or has made on related subjects in the Company's Form 10 - K, 10 - Q and 8 - K reports filed with the Securities and Exchange Commission (the “SEC”) In presenting this material or responding to inquiries in connection with a presentation, management may refer to results, projections or performance measures that are not prepared in accordance with U . S . Generally Accepted Accounting Principles (“GAAP”) as reported in the Company’s SEC filings . These results, projections or performance measures are non - GAAP measures and are not intended to replace or as a substitute for results measured under GAAP, but rather as supplement to the GAAP reported results . Because actual results are affected by these and other potential risks, contingencies and uncertainties, the Company cautions investors that actual results may differ materially from those expressed or implied in any forward - looking statement . It is not possible to predict or identify all such risks, contingencies and uncertainties . The Company identifies some of these factors in its SEC filings on Forms 10 - K, 10 - Q and 8 - K, and investors are advised to consult the Company’s filings for a more complete listing of risk factors, contingencies and uncertainties affecting the Company and its business and financial performance . Sorrento® and the Sorrento logo are registered trademarks of Sorrento Therapeutics, Inc .

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Investment Highlights 3 Sorrento is a diversified biopharmaceutical company discovering, developing and commercializing differentiated medicines in areas of high unmet need with breakthrough growth potential ▪ Next - generation Immuno - Oncology (I - O) platform has the potential to transform cancer into a treatable / manageable disease ▪ Commercial and late - stage non - opioid pain analgesics portfolio targets large, established, yet underserved markets and has blockbuster potential ▪ ZTlido ® sales off to a strong start – Net Sales grew 63% from $2.86 million in Q1 2019 to $4.66 million in Q2 2019 ▪ Established market access for ZTlido ® covering more than 100 million U.S. insured lives ▪ Management pedigree includes Celgene, Pfizer and the FDA ▪ Key joint venture partners include Celgene, Itochu, United Therapeutics, Yuhan ; ▪ Key financial partners include Vivo Capital, Canaan Partners and Frazier Healthcare Partners ▪ Phase 1 data read - out from the anti - CD38 CAR - T therapy for multiple myeloma in Q4 2019/Q1 2020 ▪ SP - 102 pivotal Phase 3 trial read - out targeted for 1H 2020 ▪ Pivotal trials for Resiniferatoxin (“RTX”) expected to begin in the next 6 - 9 months ▪ Significant ownership in Scilex, Celularity and ImmuneOncia ▪ Pre - clinical and clinical - stage library of novel compounds can provide non - dilutive financing through out - licensing Robust, Diversified Pipeline Executing Commercial Launch Strong Management Team and Marquee Partners Significant Near - Term Value - Drivers Strategic Holdings in High - Profile Assets

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 4 Sorrento’s Business Model ▪ Mission to develop therapeutic approaches that extend and enhance cancer patients’ lives ▪ Innovate and develop high - value - potential non - opioid therapeutics and monetize through strategic transactions ▪ Unlock value through creative strategic transactions, including potential subsidiary IPOs, joint ventures and mergers/M&A, among others Creating value through in - house and partnered development of immuno - oncology and non - opioid pain analgesics products, and strategic transactions with top financial and biopharmaceutical partners ▪ Mission to develop therapeutic approaches that extend and enhance cancer patients’ lives ▪ Innovate and develop high - value non - opioid analgesics and monetize through strategic transactions ▪ Unlock value through creative strategic transactions, including potential subsidiary IPOs, joint ventures, product outlicenses , and M&A

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 5 Manufacturing Capabilities: • cGMP mAb facility (4,000 L) • Fill/Finish capabilities • Full analytical support Highly successful screening hit rate (100+ clinically relevant targets screened) Very high diversity (2.1 x 10 16 distinct antibody sequences) Proprietary technology (RNA amplification for library generation) G - MAB Platform: Turn - Key System and Discovery and Development Engine

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Sorrento Therapeutics – Corporate Structure 6 58% Ownership Approximately 25% Ownership SP - 102 Commercial - Stage Cell Therapy Joint Venture Immuno - Oncology Joint Venture SRNE (NASDAQ) ▪ Next - Gen Immuno - Oncology Platform : CD38 Immunotherapies ▪ Non - Opioid Pain Management Platform : Resiniferatoxin (RTX) Non - Opioid Pain Analgesics Approximately 35% Ownership SP - 103

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved ▪ Antibody - centric pipeline leverages Sorrento’s proprietary G - MAB™ library ▪ Anti - CD38 targeting I - O programs for multiple myeloma - Autologous CAR - T – Phase 1 data read - out in Q4 2019 / Q1 2020 - Allogeneic DAR - T – IND submission in Q4 2019 - ADC – IND submission in Q4 2019 ▪ Anti - CEA CAR - T - solid tumor – Protocol submitted for Phase 2 pivotal trial August 2019 ▪ Commercial non - opioid pain company with late - stage programs in large markets with high unmet need ▪ Recently launched ZTlido ® (lidocaine topical system 1.8%) ▪ Semnur’s SP - 102, for sciatica back pain, has blockbuster potential ‒ Fast Track Designation; Pivotal Phase 3 top - line data targeted for 1H 2020 ▪ Shareholders include leading global venture capital firms: Multiple Potential Drivers of Future Value 7 Approximately 25% Ownership Approximately 35% Ownership Key Affiliates / Equity Holdings Core Therapeutic Programs 58% Ownership ▪ Immuno - oncology joint venture focused on developing and commercializing a number of immune checkpoint antibodies for hematological malignancies and solid tumors ▪ Established in 2016 by Yuhan Corporation and Sorrento ▪ Concluded Phase 1 PD - L1 mAb trial; Registrational Phase 2 study initiating in 2H 2019 ▪ Cell therapy joint venture seeking to develop “off - the - shelf” allogeneic cell therapy solutions using placenta - derived / cord - blood derived cells ▪ Sorrento is the single largest shareholder with approximately 25% ownership ▪ Joint venture partners include: Immuno - Oncology Non - Opioid Pain Analgesics ▪ Resiniferatoxin (“RTX”) , a toxin that ablates afferent nerves that conduct pain signals while sparing other nerve functions: - Knee replacement deferment: targeting registrational study upon obtaining FDA breakthrough designation - Osteoarthritis knee pain: Two Phase 3 pivotal trials to start in Q1 2020 - Terminal cancer pain: Phase 1 trial to conclude in 2019 - Residual limb pain: IND submission in Q4 2019 / Q1 2020

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Non - Opioid Pain Analgesics - Resiniferatoxin (RTX) 8 Platform Program Pre - IND IND Phase 1 / 2 Pivotal NDA Upcoming Milestones Non - Opioid Pain Analgesics Knee Replacement Deferment (potential fast - track) Targeting registrational study upon obtaining FDA breakthrough designation Knee Osteoarthritis Pain (Lead Program) Phase 1b complete by year - end 2019; Two pivotal trials set to begin in Q1 2020 Terminal Cancer Pain (orphan designation) Phase 1 conclusion by year - end 2019 Residual Limb P ain (potential break - through) Projected IND submission Q4 2019 / Q1 2020 Post - Surgical Pain (potential break - through) Projected IND submission Q4 2019 / Q1 2020

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Non - Opioid Pain Analgesics – Scilex Pipeline 9 Platform Program IND Phase 1 Phase 2 Phase3 Pivotal NDA Approved Upcoming Milestones Non - Opioid Pain Management ZTlido ® 1.8% (Postherpetic Neuralgia - PHN) Launched October 2018 SP - 103 (ZTlido® 5.4% (3X)) (Low Back Pain) Initiating Phase 2 in 2H 2019 SP - 102 (Lumbar Radicular/Sciatica Pain) Top line pivotal data targeted for 1H 2020

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Immuno - Oncology (I - O) Pipeline – CAR - T/DAR - T, ADC & BsAb 10 Platform Program Pre - IND IND Phase 1 Pivotal BLA Upcoming Milestones Immuno - Oncology CEA CAR - T (Liver metastases in pancreatic cancer) Pivotal trial protocol submitted in August 2019 CD38 CAR - T (Multiple Myeloma) Phase 1 data read - out in Q4 2019 / Q1 2020 CD38 ADC (Amyloidosis) Projected IND submission Q4 2019 CD38 DAR - T (allogeneic) Projected IND submission Q4 2019 CD38/CD3 BsAb (Lymphoma) Projected IND submission 1H 2020

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Partnered Pipeline – Therapeutic Antibodies (Partnered Program with Sorrento’s Right in US, Europe and Japan) Platform Program Pre - IND IND Phase 1 Pivotal BLA Upcoming Milestones Antibody Therapeutics Anti - EGFR mAb (metastatic Colorectal Cancer) 1 st Phase 3 trial completed in China, 2 nd Phase 3 study ongoing; BLA submission Q4 2021 Anti - TNF α mAb (Rheumatoid Arthritis) 1 st Phase 3 trial completed in China, 2 nd Phase 3 study ongoing; BLA submission 2020 Anti - IgE mAb (Asthma) 1 st Phase 3 trial completed in China, 2 nd Phase 3 study ongoing; BLA submission 2020 Anti - PDL1 mAb STI - 3031 Phase 1 completed in S. Korea; projected US IND submission in 2H 2019 and initiation of pivotal Phase 2 study in 2020 11

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Sorrento’s Pain Management Programs 12

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 13 Phase 1b double - blinded, placebo controlled study to assess the safety and preliminary efficacy of intra - articular administration of resiniferatoxin or saline control (as placebo group) for the treatment of moderate to severe pain due to osteoarthritis of the knee. www.clinicaltrials.gov (NCT03542838). Resiniferatoxin (RTX): A Novel Analgesic Approach to OsteoArthritis (OA)

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved RTX OA Knee Pain Phase 1b Trial Update Safety Outcomes (45 Patients. 37 RTX treated. 8 Control) Cohorts RTX Dose (ug) Subjects Progress Blinding Safety 1 5 ug 6 Complete Unblinded No DLTs 2 12.5 ug 6 Complete Unblinded No DLTs 3 20 ug 6 Complete Unblinded No DLTs 4 30 ug 6 Complete Blinded No DLTs Pooled Control 0 8 Complete Unblinded No DLTs Expansion Cohort 12.5 ug 16 Enrolling Open Label - Expansion Cohort 25 ug 16 Enrolling Open Label - No Dose Limiting Toxicities (DLTs) Treatment Emergent Adverse Events (TEAEs) (Post - injection pain, Tachycardia and Hypertension) Expected. Moderate. Resolved in less than a day. 14

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Difference of treatment effect - dose groups relative to control (pooled placebo group) Mean WOMAC A1 Pain Score & Standard deviation 15 RTX OA Knee Pain Phase 1b Trial Update Efficacy Outcomes (All Dose Cohorts Relative to Control) Dose cohort D1 Pain Score (# patients, SD) D84 pain score (# patients, SD) Difference to D0 Baseline Difference to D84 Control 5 ug 6.33 (n=6, SD 1.37) 2.83 (n=6, SD 2.48) - 3.50 - 1.50 12.5 ug 6.50 (n=6, SD 1.22) 0.83 (n=6, SD 0.98) - 5.67 - 3.50 20 ug 6.17 (n=6, SD 1.47) 2.20 (n=5, SD 2.28) - 3.97 - 2.13 Saline Control (pooled placebo) 6.67 (n=8, SD 1.58) 4.33 (n=6, SD 3.60) - 2.34 RTX treated patients at the potential pivotal dose of 12.5 ug show reduction of 5.67 points in WOMAC pain score relative to D0 and 3.50 points reduction relative to control (pooled placebo group) at D84

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Difference of treatment effect (pivotal dose candidates) relative to control (pooled placebo) Patients with more than 50% reduction in reported pain scores 16 RTX OA Knee Pain Phase 1b Trial Update Efficacy Outcomes (Pivotal Dose Candidates Relative to Control) Day 2 Day 8 Day 15 Day 29 Day 56 Day 84 RTX 12.5 ug (pivotal candidate) 3/6 (50.0%) 4/6 (66.7%) 4/6 (66.7%) 5/5 (100.0%) 6/6 (100.0%) 6/6 (100.0%) RTX 20 ug (pivotal candidate) 3/6 (50.0%) 5/6 (83.3%) 6/6 (100.0%) 6/6 (100.0%) 5/6 (83.3%) 3/5 (60.0%) Saline Control (pooled placebo) 4/7 (57.1%) 3/7 (42.9%) 3/6 (50.0%) 3/6 (50.0%) 2/6 (33.3%) 2/5 (40.0%) Two dose groups have been selected for further expansion. Criteria taken into account include overall safety, time to effect and trend to persistence of effect (day 84 and beyond)

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved RTX OA Knee Pain Phase 1b Trial Update Efficacy Outcomes (Some Patients Beyond Study End - Point D84) Patients with D168 extended follow - up WOMAC A1 Pain Score 17 Five patients were followed to D168 (protocol trial end - point at D84). These patients showed persistent pain reduction of over 2 points in WOMAC pain scale relative to D0 baseline. Patient (dose group) Pain Day 0 (Score/10) Pain Day 84 (Score/10) Pain Day 168 (Score/10) 1 (5.0ug) 5 0 3 2 (5.0ug) 8 2 0 3 (5.0ug) 5 1 0 4 (12.5ug) 7 0 0 5 (12.5ug) 7 1 2

Getting Back to Normal Scilex Corporate Presentation 1

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Scilex Holding Company: Delivering Value Today and More in the Future 19 Key Recent Achievements March 22, 2019 Announced merger with Semnur Pharmaceuticals August 9, 2019 Announced strong ZTlido® sales growth after successful post - merger integration (Net Sales grew 63% from approximately $2.85 million in Q1 2019 to $4.66 million in Q2 2019) Anticipated Milestones 2H 2019 SP - 103 (ZTlido® 5.4% ( 3X)) Phase 2 trial start for low back pain 1H 2020 SP - 102 Phase 3 pivotal study read - out

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved US FDA APPROVAL – FEBRUARY 2018 COMMERCIAL LAUNCH – OCTOBER 2018 20 Scilex – ZTlido ® (FDA approved) Lidocaine Patch Market Overview >3 million prescriptions per year More than 120 million prescription lidocaine patches were sold in the US in 2017 according to IMS Benefits vs. other lidocaine pain patches Superior adhesion vs. other lidocaine patches in various head - to - head studies Only lidocaine patch proven during moderate exercise Properties ZTlido ® 1.8% Lidoderm® 5% Bioavailability ~45% ~3 + 2% Weight 2 g 14 g Thickness 0.8 mm 1.7 mm Lidocaine content 36 mg 700 mg Adhesive Non - aqueous Water - based ®

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 21 1 Data from a 12 patient 12 - hour study Adhesion Scores Over Time (Lower Score Demonstrates Better Adhesion) The recommended scoring system for adhesion of transdermal patches are indicated as follows: 0 = ≥ 90% adhered (essentially no lift off the skin) 1 = ≥ 75% to < 90% adhered (some edges only lifting off the skin) 2 = ≥ 50% to < 75% adhered (less than half of the patch lifting off the skin) 3 = > 0% to < 50% adhered but not detached (more than half of the patch lifting off the skin without falling off) 4 = 0% adhered - patch detached (patch completely off the skin) Adhesion scores recorded just prior to patch removal to ensure adequate adhesion of the test articles ZTlido ® : Head - to - Head Adhesion Study For more information on ZTlido ® including safety information, please visit www.ztlido.com ® ®

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Well - tolerated. Key viscous excipient, long history of use including safety SP - 102: On - Track to be the First Steroid Formulation with an FDA - Approved Label to Treat Back Pain 22 Potent non - particulate steroid (injectable dexamethasone sodium phosphate gel) ᪵ Pre - filled syringe for epidural use Gel formulation for extended local release and substantial magnitude of pain relief ᪵ ᪵ Fast acting onset of effect with less spread and safer repeat injections No preservatives, no surfactants, no particulates. Non - opioid and non - addictive Projected 24 month shelf life ᪵ ᪵ ᪵ ᪵ SP - 102 Product Features

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Sorrento’s Core Immuno - Oncology (I - O) Programs 23

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Before Infusion Post - Infusion Anti - CEA CAR - T Clinical Experience 24 Pre - enrollment history Liver metastases of pancreatic cancer Failed 3 lines of conventional chemotherapy and ablation Preliminary Results Complete resolution of liver metastases on PET scan for 2 patients Median overall survival (OS) 8.3 months and mean OS 10+ months, compared to the standard of care 3 to 6 months A Leading CAR - T Program for Solid tumors Cancers most frequently expressing CEA are colorectal, pancreatic, lung, medullary thyroid & breast carcinomas Phase 1 Completed, Protocol Submitted for Phase 2 Pivotal Trial in August 2019

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 25 Background on CD38 Target and anti - CD38 mAb STI - 5171 Anti - CD38 mAb A2 Fully human antibody selected from GMAB library Both CD38A2 and Daratumumab have nanomolar affinities for recombinant CD38 protein Exhibits fast - on/fast - off binding kinetics Most likely contributing to binding preference against high - expressing CD38 - positive cells, for example myeloma cells Binds to an epitope on the CD38 protein distinct from Daratumumab‘s Cross - reactive with cynomolgus CD38 while Daratumumab is not Does not inhibit CD38 enzyme function while Daratumumab does Recognized epitope is membrane - proximal CD38 Protein Single chain type II transmembrane glycoprotein Detectable at low levels in mature lymphocytes Highly expressed on Multiple Myeloma (MM) cells and overexpressed on other hematological malignancies as well as certain solid tumors Daratumumab (Darzalex®) is a CD38 - directed cytolytic antibody approved for treatment of Multiple Myeloma

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved CD38 Multi - Modality Franchise 26 Indication Program Pre - IND IND Phase 1 Pivotal NDA Upcoming Milestones Multiple Myeloma CD38 CAR - T Phase 1 data read - out in Q4 2019 / Q1 2020 CD38 ADC Projected IND submission in Q4 2019 CD38 DAR - T (allogeneic) Projected IND submission in Q4 2019 CD38/CD3 BsAb Projected IND submission in 1H 2020 CD38 CAR - T: ongoing Phase 1 study (to complete Q1 2020) CD38 ADC has exhibited strong activity in preclinical models and recently completed IND - enabling toxicology studies, target IND submission Q4 2019 Next - gen CD38 DAR - T cells have demonstrated higher in vivo anti - tumor activity than CD38 CAR - T cells, Target IND submission Q4 2019 “Off - the - Shelf” (allogeneic) centralized scalable manufacturing process Simplified distribution logistics for immediate infusion enabling global clinical trials and commercialization CD38/CD3 BsAb has shown potent cytotoxicity in preclinical studies, target IND submission scheduled mid 2020

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved STI - 6129 ADC Exerts Strong Anti - tumor Activity in Myeloma Mouse Model 27

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved CD38 - ADCs Exert Cytotoxicity Against Tumor Cells from Daratumumab - Resistant MM Patients 28 Primary MM cells MACS separated and frozen (5x10 e6 cells) Thawed 6 patients CD138+ fractions 4 patient samples could be evaluated Dara samples cultured with 2x10e5 PBMCs (E:T ratio 10) Each line representing an individual patient sample

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved From CAR to DAR TM scFv Fab TM Chimeric Antigen Receptor (CAR) scFv - based Dimeric Antigen Receptor (DAR) Fab - based linker Hinge Disulfide bond 29

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved At Lower Dose (4x10e6 Cells), CD38 DAR - T Cells are more Potent than CD38 CAR - T Cells 30

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Illustrative Comparison of DAR - T Cell and CAR - T Cell cGMP Manufacturing Processes Autologous CAR - T Cell Manufacturing Allogeneic DAR - T Cell Manufacturing 31

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Evolution of the Platform: From Auto - CAR - T to Allo - DAR - T Targeting CD38 Clinical Proof - of - Concept CD38 CAR - T Potential Product KOKI CD38 DAR - T Advantages of DAR - T over CAR - T Chimeric Antigen Receptor (CAR) Dimeric Antigen Receptor (DAR) Increased potency Proprietary construct Virally transduced Gene edited Faster development Enhanced clonal expansion Autologous (patients’ own T cells) Allogeneic (healthy donor T cells) “Off - the - Shelf” Centralized scalable manufacturing process Vein - to - vein time (up to 1 month) Pre - manufactured and released DAR - T Cells (dosing upon completion of screening) Simplified distribution logistics On - Demand for immediate infusion Enabling global clinical trials and commercialization 32

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 33 In - House CAR - T / DAR - T cGMP Manufacturing Capabilities Shorter development times Hundreds of patient - doses per year currently; Next - gen off - the - shelf technology can potentially extend to tens of thousands of patient - doses per annum Reduced manufacturing lead times End - to - end quality controls Clean room suites meet ISO7 Classification State - of - the - art cell therapy manufacturing facility San Diego facility is registered with the California Food and Drug Branch (FDB) for manufacturing of clinical material

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved Multiple Upcoming Milestones 34 Expected Timing Program Milestone August 2019 CEA CAR - T (liver metastases) – Protocol submitted for pivotal Phase 2 trial TBD RTX (osteoarthritis pain) – Initiate two pivotal trials 1H 2020 SP - 102 (lumbar radicular pain) – Pivotal trial data read - out Q4 2019 / Q1 2020 CD38 CAR - T (multiple myeloma) – Phase 1 data read - out Potential partnerships / collaborations and other business development activities Q1 2020 RTX (knee replacement deferment) – targeting registrational study upon obtaining FDA breakthrough designation

© 2019 Sorrento Therapeutics, Inc. All Rights Reserved 35 Seasoned Executive Team Henry Ji, Ph.D. Chairman, President and Chief Executive Officer Deborah Telman, J.D. SVP and General Counsel Jiong Shao, M.B.A. EVP and Chief Financial Officer Gunnar F. Kaufmann, Ph.D. SVP of Immunotherapy & Head of Research Alexis Nahama, D.V.M. S VP Head of RTX Program and President Ark Animal Health Hui Li, Ph.D. SVP of Business Development and General Manager of China Operations Bill Farley VP of Business and Corporate Development Jerome B. Zeldis, M.D., Ph.D. EVP , CMO, and President of Clinical Research, Medical Affairs and Regulatory Shawn Sahebi, Ph.D. VP of Market Analytics Mark R. Brunswick, Ph.D. SVP of Regulatory Affairs and Quality